Vertex Energy, Inc. 8-K

Exhibit 99.1

VERTEX ENERGY RECEIVES COMMITMENT LETTER FOR

$125 MILLION SENIOR SECURED TERM LOAN

HOUSTON, TX., February 22, 2022 -- Vertex Energy, Inc. (NASDAQ: VTNR, “Vertex” or the “Company”), a leading specialty refiner and marketer of high-quality refined products, today announced that, in conjunction with its previously disclosed planned acquisition (through one or more of its affiliates) of the Mobile refinery (“Mobile Refinery”) and related logistics assets from Equilon Enterprises LLC d/b/a Shell Oil Products US, the Company’s wholly-owned subsidiary, Vertex Refining Alabama LLC, a Delaware limited liability company has entered into a commitment letter (the “Commitment Letter”) with a syndicate of lenders in respect of a three-year, $125 million first-lien senior secured term loan facility (the “Term Loan”). The closing date and the funding of the Term Loan are subject to the closing of Vertex’s planned acquisition of the Mobile Refinery during the first quarter of 2022, in addition to various conditions precedent, as set forth in more detail in the Commitment Letter (including all exhibits thereto) filed with the Securities and Exchange Commission on the Company’s Form 8-K on February 22, 2022.

The Vertex Term Loan syndicate is led by, among others, certain funds and accounts managed by each of BlackRock Financial Management, Inc., Whitebox Advisors, LLC and Highbridge Capital Management, LLC. The Term Loan proceeds are expected to be used by Vertex and its direct wholly-owned subsidiaries to fund a portion of the purchase price of the Mobile Refinery, a portion of a planned renewable diesel conversion project at the Mobile Refinery, liquidity needs, and certain fees and expenses associated with the closing of the Term Loan. The Term Loan is expected to be secured by substantially all of the present and after-acquired assets of the Company and its subsidiaries and to be guaranteed by the Company and certain of its subsidiaries.

As described in more detail in the Commitment Letter, the Term Loan will bear interest at a rate equal to the sum of (i) the greater of (x) the per annum rate publicly quoted from time to time by The Wall Street Journal as the “Prime Rate” in the United States minus 1.50% and (y) the Fed Funds rate for such day plus 0.50% (subject to a floor of 1.0%) plus (ii) 8.75%. Further, as a closing condition of the Term Loan, Vertex is required to issue warrants (the “Lender Warrants”) to purchase an aggregate of 2.75 million shares of common stock of Vertex, to the lenders on a pro-rata basis based on each lender’s loan commitments. The Lender Warrants will be subject to customary registration rights and antidilution rights, have a three-year term and a $4.50 per share exercise price. The Lender Warrants and the shares of common stock issuable upon exercise thereof have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This press release shall not constitute an offer to sell or a solicitation of an offer to purchase any securities, nor shall there be a sale of the securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Oppenheimer & Co. Inc. acted as financial advisor and Lead Arranger to Vertex in connection with the arrangement of this facility.

For additional information regarding the commitment letter, please refer to the Company’s Current Report on Form 8-K planned to be filed with the U.S. Securities and Exchange Commission on February 22, 2022.

ABOUT VERTEX ENERGY

Houston-based Vertex Energy, Inc. (NASDAQ: VTNR) is a specialty refiner of alternative feedstocks and marketer of high-quality refined products. Vertex is one of the largest processors of used motor oil in the U.S., with operations located in Houston and Port Arthur (TX), Marrero (LA) and Heartland (OH). Vertex also co-owns a facility, Myrtle Grove, located on a 41-acre industrial complex along the Gulf Coast in Belle Chasse, LA, with existing hydro-processing and plant infrastructure assets, that include nine million gallons of storage. The Company has built a reputation as a key supplier of Group II+ Base Oils to the lubricant manufacturing industry throughout North America.

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements.

The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of Vertex and the lenders of the planned senior term loan to agree on mutually acceptable loan agreements and terms; certain mandatory redemption provisions of the recently sold senior convertible notes, the conversion rights associated therewith, dilution caused by such conversions, and the Company’s ability to comply with required covenants thereunder and pay amounts due under such senior notes, including interest and other amounts due thereunder; the ability of the Company to retain and hire key personnel; risks associated with the ability of Vertex to complete current plans for expansion and growth, and planned capital projects; the level of competition in our industry and our ability to compete; our ability to respond to changes in our industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; our ability to protect our intellectual property and not infringe on others’ intellectual property; our ability to scale our business; our ability to maintain supplier relationships and obtain adequate supplies of feedstocks; our ability to obtain and retain customers; our ability to produce our products at competitive rates; our ability to execute our business strategy in a very competitive environment; trends in, and the market for, the price of oil and gas and alternative energy sources; our ability to maintain our relationships with KMTEX and Bunker One (USA), Inc.; the impact of competitive services and products; our ability to integrate acquisitions; our ability to complete future acquisitions; our ability to maintain insurance; the outcome of pending and potential future litigation, judgments and settlements; rules and regulations making our operations more costly or restrictive, including IMO 2020; changes in environmental and other laws and regulations and risks associated with such laws and regulations; economic downturns both in the United States and globally; risk of increased regulation of our operations and products; negative publicity and public opposition to our operations; disruptions in the infrastructure that we and our partners rely on; an inability to identify attractive acquisition opportunities and successfully negotiate acquisition terms; our ability to effectively integrate acquired assets, companies, employees or businesses; liabilities associated with acquired companies, assets or businesses; interruptions at our facilities; unexpected changes in our anticipated capital expenditures resulting from unforeseen required maintenance, repairs, or upgrades; our ability to acquire and construct new facilities; our ability to effectively manage our growth; decreases in global demand for, and the price of, oil, due to COVID-19, state, federal and foreign responses thereto; our ability to acquire sufficient amounts of used oil feedstock through our collection routes, to produce finished products, and in the absence of such internally collected feedstocks, and our ability to acquire third-party feedstocks on commercially reasonable terms; risks associated with COVID-19, the global efforts to stop the spread of COVID-19, potential downturns in the U.S. and global economies due to COVID-19 and the efforts to stop the spread of the virus, and COVID-19 in general; the lack of capital available on acceptable terms to finance the Company’s continued growth; risks associated with the Company’s ability to complete the proposed purchase transaction of the Mobile refinery, as previously disclosed on anticipated terms and timing, if at all, including obtaining regulatory approvals, unforeseen liabilities, future capital expenditures, the ability to recognize synergies, and the ability of Vertex to complete current plans for expansion and growth of the new operations and other conditions to the completion of pending transactions; the lenders’ requirement to fund the Term Loan contemplated by the commitment letter, including the occurrence of conditions prerequisite thereto and rights to terminate such lending commitment, and the ultimate terms of such Term Loan; the expected benefits, output, financial metrics and production of proposed transactions; Vertex’s ability to satisfy closing conditions associated with the previously disclosed Mobile refinery acquisition; the Company’s ability to raise sufficient capital to complete the Mobile refinery acquisition and planned capital projects and the terms of such funding; the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the Mobile refinery acquisition transaction on the terms disclosed, if at all, the right of one or both of Vertex or the counterparty to the Mobile refinery acquisition agreement to terminate the acquisition agreement and the result of such termination, including a termination fee of $10 million payable by Vertex under certain conditions; the outcome of any legal proceedings that may be instituted against any parties or their respective directors in connection with such planned Mobile Refinery acquisition transaction; the ability to obtain regulatory approvals and other consents, and meet other closing conditions to the Mobile refinery acquisition on a timely basis or at all, including the risk that regulatory approvals or other consents required for the acquisition are not obtained on a timely basis or at all, or which are obtained subject to conditions that are not anticipated or that could adversely affect Vertex’s Mobile refinery acquisition or the expected benefits of the transaction; difficulties and delays in integrating the Mobile refinery; and the Company’s plans for financing the Mobile refinery acquisition and planned projects. Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

CONTACT

Investor Relations

720.778.2415

IR@vertexenergy.com